Principal Funds, Inc.
Supplement dated June 17, 2016
to the Statutory Prospectus dated March 1, 2016
(as supplemented on March 9, 2016, March 18, 2016, May 2, 2016, and May 31, 2016)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

FUND SUMMARY FOR GLOBAL DIVERSIFIED INCOME
On or about June 30, 2016, delete the first ten paragraphs under Principal Investment Strategies and replace with the following:
The Fund generally invests a majority of its assets in fixed income securities, such as high yield bonds (also known as "junk" bonds), preferred securities, commercial mortgage-backed securities, and emerging market debt securities, in an effort to provide incremental yields over a portfolio of government securities. In addition, the Fund invests in equity securities to provide incremental dividend yields and diversify fixed-income related risks in the Fund. The Fund generally invests a portion of its assets in equity securities of global companies principally engaged in the real estate industry, equity securities of global infrastructure companies, and value equities of global companies. As described below, the Fund will use some derivative strategies. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index.
As a Fund that invests globally, some of the Fund's strategies involve investing in foreign securities. The Fund typically invests in foreign securities of at least 10 countries and at least 30% of its net assets in foreign securities.
In managing the Fund, Principal Management Corporation ("Principal"), the Fund’s investment advisor, determines the Fund's strategic asset allocation among the following general investment categories, which are executed by multiple sub-advisors: high yield, preferred securities, emerging market debt, global real estate, commercial mortgage-backed securities, global value equity, and publicly-traded infrastructure. The Fund may add additional investment categories. The Fund seeks to provide yield by having each subadvisor focus on those securities offering the best potential for yield, taking risk into consideration, within their respective investment categories.
The Fund also purchases and sells call and put options on equity indexes and exchange-traded funds (“ETFs”) in order to obtain long or short exposures to certain asset categories of the Fund. The primary purpose of this investment strategy is to reduce portfolio volatility in the Fund. Principal determines the asset categories on which this strategy is applied, which may include global real estate securities, global value equity, and/or publicly-traded infrastructure investments.
A portion of the Fund's assets is invested in high yield and other income-producing securities including bank loans and corporate bonds. These include foreign securities issued in both USD and non-USD. "High yield" securities are below investment grade bonds (sometimes called "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") and BB+ or lower by Standard & Poor's Rating Service ("S&P") (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade). These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative with respect to the issuer's ability to pay interest and to repay principal. This portion of the Fund also invests in currency forwards and currency options to hedge currency risk.
A portion of the Fund's assets is invested primarily in preferred securities of U.S. and non-U.S. companies. This portion of the Fund focuses primarily on the financial services, real estate investment trust ("REIT"), and utility industries.
A portion of the Fund's assets is invested in a diversified portfolio of fixed income securities issued primarily by governments, their agencies, local authorities and instrumentalities, and corporate entities domiciled in or exercising the predominant part of their economic activities in emerging markets. This portion of the Fund is not managed to a particular maturity or duration. This portion of the Fund also invests in interest rate swaps or Treasury futures to manage fixed income exposure; credit default swaps to increase or decrease in an efficient manner exposures to certain sectors or individual issuers; total return swaps to increase or decrease in an efficient manner exposures to certain sectors; and currency forwards and currency options to hedge currency risk and express views on the direction of currency. Here, "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and MSCI Emerging Markets Index) and any country included in any J.P. Morgan Emerging Market Bond Index. These countries generally exclude the U.S., Canada, Japan, Australia, and New Zealand, and most nations located in Western Europe.
A portion of the Fund's assets is invested in equity securities of global real estate companies. A real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include REITs, REIT-like entities, and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies as well as building supply manufacturers, mortgage lenders, and mortgage servicing companies.
A portion of the Fund’s assets is invested in commercial mortgage-backed securities, which are bonds that are secured by first mortgages on commercial real estate.
On or about June 30, 2016, under Principal Risks, delete the Master Limited Partnership Risk, and add the following risk in alphabetical order:
U.S. Government Sponsored Securities Risk. Securities issued by the U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
On or about June 30, 2016, in the Management section, under Sub-Advisors, delete Tortoise Capital Advisors, L.L.C.

FUND SUMMARY FOR GLOBAL REAL ESTATE SECURITIES
Delete the last paragraph in the Principal Investment Strategies section.
Under Principal Risks, delete the Non-Diversification Risk.

FUND SUMMARY FOR MIDCAP VALUE I
Effective July 1, 2016, delete the Annual Fund Operating Expenses table and footnotes and replace with the following:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	J	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.97%	0.97%	0.97%	0.97%	0.97%	0.97%	0.97%
Distribution and/or Service (12b-1) Fees (1)	0.15%	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.18%	0.03%	0.54%	0.46%	0.33%	0.29%	0.27%
Total Annual Fund Operating Expenses	1.30%	1.00%	1.86%	1.73%	1.55%	1.36%	1.24%
Fee Waiver (2)	(0.12)%	(0.12)%	(0.12)%	(0.12)%	(0.12)%	(0.12)%	(0.12)%
Total Annual Fund Operating Expenses after Fee Waiver	1.18%	0.88%	1.74%	1.61%	1.43%	1.24%	1.12%
(1) Expense information in the table has been restated to reflect current fees. Effective December 31, 2015, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.
(2) Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund's Management Fees through the period ending February 28, 2018. The fee waiver will reduce the Fund's Management Fees by 0.12% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and Principal, the parties to the agreement may mutually agree to terminate the fee waiver prior to the end of the period.

Effective July 1, 2016, delete the Example section and replace with the following:
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class J	$220	$392	$693	$1,550
Institutional Class	90	298	533	1,206
Class R-1	177	565	987	2,163
Class R-2	164	525	919	2,024
Class R-3	146	470	825	1,828
Class R-4	126	411	725	1,617
Class R-5	114	373	661	1,482
With respect to Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class J	$120	$392	$693	$1,550
On or about June 30, 2016, in the Management section, under Sub-Advisors, delete Goldman Sachs Asset Management, L.P.
In the Management section, under Sub-Advisors, add the following to the alphabetical list of sub-advisors:
Victory Capital Management Inc. (effective on or about June 30, 2016)

FUND SUMMARY FOR MONEY MARKET
Effective October 14, 2016, delete the first paragraph under Principal Risks, and replace with the following:
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The principal risks of investing in the Fund, in alphabetical order, are:
Delete the last paragraph under Purchase and Sale of Fund Shares, and replace with the following:
The Money Market Fund will be operated as a retail money market fund, as such, it has adopted policies and procedures reasonably designed to limit all beneficial owners to natural persons. Effective August 31, 2016, new sales or exchanges into the Money Market Fund by investors who do not meet the definition of a natural person (whether investing directly or through an intermediary) will not be allowed. Additionally, on October 7, 2016, the Money Market Fund will involuntarily redeem shares owned by investors who do not meet the definition of a natural person (whether investing directly or through an intermediary). See the section Purchase of Fund Shares for additional information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
On or about June 30, 2016, in the column of the Strategy and Risk Table for the Global Diversified Income Fund, change the designation for Master Limited Partnerships to “Non-Principal.”
On or about June 30, 2016, in the column of the Strategy and Risk Table for the MidCap Value Fund I, change the designations for Derivatives and Exchange-Traded Funds to “Not Applicable.”
Delete the last paragraph under Convertible Securities, and replace with the following:
Depending on the features of the convertible security, a fund will treat a convertible security as a fixed-income security, equity security, or preferred security for purposes of investment policies and limitations because of the unique characteristics of convertible securities. Funds that invest in convertible securities may invest in convertible securities that are below investment grade. Many convertible securities are relatively illiquid.
Delete the first sentence under Preferred Securities, and replace with the following:
Preferred securities include preferred stock and various types of subordinated debt and convertible securities. Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and are junior to all forms of the company's senior debt, but may have "preference" over common stock in the payment of dividends and the liquidation of a company's assets.

MANAGEMENT OF THE FUNDS
Delete the fifth paragraph under The Sub-Advisors, and replace with the following:
The Global Diversified Income Fund, part of the Principal Portfolio StrategiesSM, has multiple Sub-Advisors, and a team at Principal identified in the Fund summary determines the portion of the Fund’s assets each Sub-Advisor will manage and may reallocate Fund assets among the Sub-Advisors from time-to-time. This team shares authority and responsibility day-to-day portfolio management, with no limitation on the authority of one portfolio manager in relation to another. The decision to reallocate Fund assets between the Sub- Advisors may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals or changes in the number of Sub-
Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors occur as a Sub-Advisor liquidates assets in the normal course of portfolio management or with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.
Under The Sub-Advisors, delete the biographies for Jake S. Anonson, Jessica S. Bush, Kelly A. Grossman, Marcus W. Dummer, and Benjamin E. Rotenberg, and replace with the following:
Jake S. Anonson initially joined Principal in 1998 and re-joined Principal in 2012 after working at Miles Capital from 2010-2012. Mr. Anonson is responsible for the asset allocation and manager selection for the Principal Portfolio StrategiesSM. Mr. Anonson earned a bachelor’s degree in Finance and Economics from the University of Northern Iowa and an M.B.A. from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.
Jessica S. Bush joined Principal in 2006. Ms. Bush is responsible for the asset allocation and manager selection for the Principal Portfolio StrategiesSM. Ms. Bush earned a bachelor’s degree in Business Administration from the University of Michigan. She has earned the right to use the Chartered Financial Analyst designation.
Marcus W. Dummer joined Principal in 2003. Mr. Dummer is responsible for the asset allocation and manager selection for the Principal Portfolio StrategiesSM. Mr. Dummer earned a bachelor’s degree in Finance and an M.B.A. from the University of Utah. He has earned the right to use the Chartered Alternative Investment Analyst designation.

Kelly A. Grossman joined Principal in 1991. Ms. Grossman is responsible for the asset allocation and manager selection for the Principal Portfolio StrategiesSM. Ms. Grossman earned a bachelor’s degree in Mathematics and Computer Science from the University of Northern Iowa. Ms. Grossman is a Fellow of the Society of Actuaries and a member of the American Academy of Actuaries.
Benjamin E. Rotenberg joined Principal in 2014. Prior to that, he was employed at Cliffwater LLC from 2007-2011. Mr. Rotenberg is responsible for the asset allocation and manager selection for the Principal Portfolio StrategiesSM. Mr. Rotenberg earned a bachelor’s degree in International Relations and Russian from Pomona College. He has earned the right to use the Chartered Financial Analyst and the Chartered Alternative Investment Analyst designations.
Under Sub-Advisor: Principal Global Investors, LLC (“PGI”), add the following sentence to the end of the first paragraph:
For the MidCap Fund, these services are provided by PGI doing business as "Aligned Investors".
On or about June 30, 2016, under The Sub-Advisors, delete references to Goldman Sachs Asset Management, L.P.
On or about June 30, 2016, under The Sub-Advisors, delete references to Tortoise Capital Advisors, L.L.C.
On or about June 30, 2016, under The Sub-Advisors, add the following to the alphabetical list of sub-advisors:
Sub-Advisor: Victory Capital Management Inc. (“Victory”), 4900 Tiedeman Road, 4th Floor, Brooklyn, OH 44144, is a registered investment adviser that provides asset management services through several boutiques.
Victory is the sub-advisor for a portion of the assets of the MidCap Value Fund I.

PURCHASE OF FUND SHARES
On page 386, under Eligible Purchasers, delete the paragraph immediately preceding the table and replace with the following:
Except as described following this table, eligible purchasers of Institutional Class and Classes P, R-1, R-2, R-3, R-4, R-5, and R-6 shares currently include, but are not limited to:
On page 386, under Eligible Purchasers, delete the row in the table entitled “any fund distributed by PFD if the fund seeks to achieve its investment objective by investing primarily in shares of mutual funds” and replace with the following:

Eligible purchasers currently include, but are not limited to:	p	Institutional	R-1	R-2	R-3	R-4	R-5	R-6
any fund distributed by PFD if the fund seeks to achieve its investment objective by investing primarily in shares of mutual funds		X	X	X	X	X	X	X
On pages 388-389, under Eligible Purchasers, delete the Money Market Fund section and replace with the following:
Money Market Fund
The Money Market Fund intends to qualify as a retail money market fund on or before October 14, 2016.
Retail Money Market Funds
Money market funds that qualify as retail money market funds will be permitted to continue to use amortized cost to value their portfolio securities and to transact at their existing $1.00 share price. The Money Market Fund plans to continue to operate with its existing intention to maintain a $1.00 stable NAV.
Natural Persons. Retail money market funds must adopt policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons (whether investing directly or through an intermediary). A natural person is an individual human being with sole or shared voting and/or investment power over the investment. The Money Market Fund has adopted such policies and procedures.

Effective August 31, 2016, new sales or exchanges into the Money Market Fund by investors who do not meet the definition of a natural person (whether investing directly or through an intermediary) will not be allowed. Additionally, on October 7, 2016, the Money Market Fund will involuntarily redeem shares owned by investors who do not meet the definition of a natural person (whether investing directly or through an intermediary). After October 7, 2016, if non-natural persons are invested (whether investing directly or through an intermediary) in the Money Market Fund, the Money Market Fund will involuntarily redeem those investors. The Money Market Fund will provide 60-days advance notice prior to involuntarily redeeming shares owned by investors who do not meet the definition of a natural person (whether investing directly or through an intermediary).

REDEMPTION OF FUND SHARES
Effective October 14, 2016, on pages 392-393, under Distributions in Kind, delete the Money Market Fund section and replace with the following:
Money Market Fund
Liquidity Fees on Redemptions and Redemption Gates. Retail money market funds must adopt policies and procedures regarding the imposition of liquidity fees on redemptions and/or redemption gates in the event that a money market fund’s level of weekly liquid assets falls below a designated threshold, subject to the actions of the money market fund’s board of directors. The imposition of liquidity fees or redemption gates affects checkwriting and exchanges into the Money Market Fund.
Imposition. If at any time, the Money Market Fund has invested less than 30% of its total assets in weekly liquid assets, the Money Market Fund’s Board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed (discretionary liquidity fee) and/or suspend redemptions (redemption gate). The Board must determine that taking such action is in the best interests of the Money Market Fund. In addition, if at the end of a business day, the Money Market Fund has invested less than 10% of its total assets in weekly liquid assets, the Money Market Fund must impose a 1% liquidity fee on shareholder redemptions (default liquidity fee) unless the Money Market Fund’s Board determines that not doing so or imposing a lower or higher (not to exceed 2%) fee level is in the best interests of the Money Market Fund. The discretionary liquidity fee, redemption gate, or default liquidity fee will be applied to all shares for which redemption requests are submitted.
Duration. Discretionary Liquidity Fee. A discretionary liquidity fee will commence when the Board determines to impose it (as early as the same day the Board makes the determination) and will remain in place until the Board determines that imposing the discretionary liquidity fee is no longer in the best interests of the Money Market Fund. However, if at the end of a business day, the Money Market Fund’s level of weekly liquid assets equals or exceeds 30% of its total assets, the Money Market Fund must cease charging the discretionary liquidity fee, effective the beginning of the next business day.
Redemption Gate. A redemption gate will commence when the Board determines to impose it and will remain in place until the Board determines that imposing the redemption gate is no longer in the best interests of the Money Market Fund. However, the redemption gate must be lifted on the earlier of (1) the beginning of the next business day, following a business day that ended with the Money Market Fund’s level of weekly liquid assets equaling or exceeding 30% of its total assets or (2) the beginning of the next business day, following 10 business days after instituting the redemption gate (the Money Market Fund cannot impose a redemption gate for more than 10 business days in any rolling 90 calendar day period).
Default Liquidity Fee. Assuming the default liquidity fee goes into effect, such fee will commence at the beginning of the business day following the business day in which the Money Market Fund’s level of weekly liquid assets fell below 10% and will remain in place until the Board determines that imposing the default liquidity fee is no longer in the best interests of the Money Market Fund. However, if at the end of a business day, the Money Market Fund’s level of weekly liquid assets equals or exceeds 30% of its total assets, the Money Market Fund must cease charging the default liquidity fee, effective the beginning of the next business day.
Investor Communications. The Money Market Fund will communicate the imposition or lifting of a liquidity fee and/or redemption gate in various ways, including:

•	filing a prospectus supplement

•	filing Form N-CR

•	posting information on its website

Use of Fee Proceeds
The liquidity fees imposed by the Money Market Fund will be used to offset the costs of liquidity incurred by the Fund for redeeming shareholders and to protect the Fund’s NAV.
Tax Consequences to the Money Market Fund and Investors of the Fund’s Receipt of Liquidity Fees
It is currently anticipated that shareholders of money funds that impose a liquidity fee may generally treat the redemption fee as offsetting the shareholder’s amount realized on the redemption (thereby decreasing the shareholder’s gain, or increasing the shareholder’s loss, on the redeemed amount). The fund anticipates using 100% of a liquidity fee to help repair a market-based net asset value per share that was below $1.00.
A money market fund that uses amortized cost to maintain a stable share price of $1.00 may need to distribute to its remaining shareholders sufficient value to prevent the fund from breaking the buck on the upside (i.e., by rounding up to $1.01 in pricing its shares), if the imposition of liquidity fees causes the fund’s market-based net asset value to reach $1.0050. To the extent that the fund has sufficient earnings and profits to support the distribution, the additional dividends would be taxable as ordinary income to shareholders and would be eligible for deduction by the funds. Any distribution in excess of the fund’s earnings and profits is treated as a return of capital, which would reduce your cost basis in the fund shares.
Liquidation. If the Money Market Fund, at the end of a business day, has invested less than 10% of its total assets in weekly liquid assets or if the Money Market Fund’s price per share, rounded to the nearest one percent, has deviated from $1.00 or the Board determines that such deviation is likely to occur, the Board can irrevocably approve the liquidation of the Money Market Fund. The Money Market Fund does not have to impose liquidity fees or redemption gates prior to making the determination to liquidate.

DIVIDENDS AND DISTRIBUTIONS

In the seventh paragraph, delete www.principalfunds.com/investor/performance/distributions.htm, and replace with the following:

https://www.principalfunds.com/sources-of-distribution